Operating and geographical segments	12 Months Ended
Jun. 30, 2023
Operating and Geographical Segments [Abstract]
Operating and geographical segments

Note 3. Operating and geographical segments

The consolidated entity has identified its operating segments based on the internal reports that are reviewed and used by the Board of Directors in assessing performance and determining the allocation of resources.  Currently the Board of Directors are not assessing the performance of the business by geographical areas.

Reportable segments disclosed are based on aggregating operating segments, where the segments have similar characteristics. The consolidated entity’s sole activity is mobile application and technology development. Therefore, it has aggregated all operating segments into the one reportable segment being technological development.